UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported)    September 11, 2002

PACER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Commission file number    000-49828

Tennessee	62-0935669
(State or other jurisdiction of incorporation)	(I.R.S. employer identification no.)

2300 Clayton Road, Suite 1200
Concord, CA 94520
Telephone Number    (877) 917-2237

ITEM 5.    OTHER EVENTS

On September 26, 2002, Pacer International, Inc. announced, in the attached press release, the retirement of one member and the appointment of two new members to its board of directors.

*99.1	Press Release of Pacer International, Inc. dated September 26, 2002.

*	Filed herewith

INDEX TO EXHIBITS

EXHIBIT NUMBER

99.1	Press Release of Pacer International, Inc. dated September 26, 2002.